TABLE OF CONTENTS

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.   )
Filed by the Registrant ☒
Filed by a Party other than the Registrant  ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
YETI Holdings, Inc.
(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)
Payment of Filing Fee (Check all boxes that apply):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

 Your Vote Counts!  *Please check the meeting materials for any special requirements for meeting attendance.  Smartphone users  Point your camera here and vote without entering a control number  For complete information and to vote, visit www.ProxyVote.com  Control #  V85377-P44624  YETI HOLDINGS, INC.  2026 Annual Meeting  Vote by May 6, 2026  11:59 PM ET  YETI HOLDINGS, INC.  C/O BROADRIDGE CORPORATE ISSUER SOLUTIONS, INC.  P.O. BOX 1342  BRENTWOOD, NY 11717  You invested in YETI HOLDINGS, INC. and it’s time to vote!  You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the  availability of proxy materials for the stockholder meeting to be held on May 7, 2026.  Get informed before you vote  View the Notice of Annual Meeting of Stockholders, Proxy Statement and 2025 Annual Report to Stockholders online OR you can  receive a free paper or email copy of the material(s) by requesting prior to April 23, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or  (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.  Vote Virtually at the Meeting*  May 7, 2026  8:00 A.M. CDT  Virtually at: www.virtualshareholdermeeting.com/YETI2026

 Vote at www.ProxyVote.com  THIS IS NOT A VOTABLE BALLOT  This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.  Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.  1. Election of four Class II directors  For  Nominees:  Arne Arens  Mary Lou Kelley  Dustan E. McCoy  Robert K. Shearer  2. Approval, on an advisory basis, of the compensation paid to our named executive officers.  For  3. Approval, on an advisory basis, of the frequency of future say-on-pay votes.  1 Year  4. Ratification of the appointment of PricewaterhouseCoopers LLP as YETI Holdings, Inc.’s independent registered public accounting firm for the fiscal year ending January 2, 2027.  For  NOTE: In their discretion, the proxy holders are authorized to vote on such other business as may properly come before the meeting or any adjournment thereof.  Voting Items  Board Recommends  V85378-P44624